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                                                              Exhibit 99.906CERT

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code) and in connection with the attached Report of Excelsior Venture Investors III, LLC, a Delaware limited liability company (the "registrant") on Form N-CSR to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the registrant does hereby certifythat, to the best of such officer's knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant as of, and for, the periods presented in the Report.


Dated:  January 7, 2004                 /s/ David I. Fann
                                        ----------------------------------------
                                        David I. Fann
                                        Co-Chief Executive Officer
                                        (Principal Executive Officer)


Dated:  January 7, 2004                 /s/ Douglas A. Lindgren
                                        ----------------------------------------
                                        Douglas A. Lindgren
                                        Co-Chief Executive Officer
                                        (Principal Executive Officer)


Dated:  January 7, 2004                 /s/ Robert F. Aufenanger
                                        ----------------------------------------
                                        Robert F. Aufenanger
                                        Treasurer
                                        (Principal Financial Officer)

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.